SUMMARY OF PRINCIPAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
2.	SUMMARY OF PRINCIPAL ACCOUNTING POLICIES

(a)	Basis of presentation

The consolidated financial statements of the Group have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

(b)	Basis of consolidation

The consolidated financial statements include the assets, liabilities, revenues and expenses of the Group. All significant intercompany transactions and balances have been eliminated on consolidation.

(c)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Group bases its estimates on historical experience and various other factors believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Significant accounting estimates reflected in the consolidated financial statements include valuation allowances of deferred tax assets, contingent liability relates to outstanding legal proceedings, inventory valuation, purchase commitment, allowance on accounts receivable and supplier advances, provision of warranty costs, assumptions used in calculating the fair value of an embedded derivative in a long-term purchase contract and foreign exchange forward contracts, forfeiture rate of options, purchase price allocations and the useful lives for property, plant and equipment, intangible assets and impairment of intangible assets and goodwill.

(d)	Cash and cash equivalents and restricted cash

Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and which have original maturities of three months or less.

Restricted cash represents bank deposits for securing letters of credit, bank promissory notes and bank guarantees that are not available for use in operations.

(e)	Fair value of financial instruments

Assets and liabilities that are recorded at fair value on a recurring basis reflect fair value as the price that would be received from the sale of an asset or paid to transfer a liability (an exit price) on the measurement date in an orderly transaction between market participants in the principal or most advantageous market for the asset or liability. The Company applies a hierarchy of valuation techniques, which is based on whether the inputs into the valuation technique are observable or unobservable. The hierarchy is as follows:

•    Level 1 — Valuation techniques in which all significant inputs are unadjusted quoted prices from active markets for assets or liabilities that are identical to the assets or liabilities being measured.

•    Level 2 — Valuation techniques in which significant inputs include quoted prices from active markets for assets or liabilities that are similar to the assets or liabilities being measured and/or quoted prices for assets or liabilities that are identical or similar to the assets or liabilities being measured from markets that are not active. Also, model-derived valuations in which all significant inputs and significant value drivers are observable in active markets are Level 2 valuation techniques.

•    Level 3 — Valuation techniques in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are valuation technique inputs that reflect the Group's own assumptions about the assumptions that market participants would use in pricing an asset or liability.

When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group measures fair value using valuation techniques that use, when possible, current market-based or independently-sourced market parameters, such as interest rates and currency rates.

(f)	Account Receivables and Allowance for Doubtful Accounts

Trade receivables are recognized and carried at the original transaction amount less an allowance for doubtful accounts. The Group maintains allowances for doubtful accounts for uncollectible accounts receivables. Estimates of anticipated losses from doubtful accounts are based on days past due, historical collection and other factors.

(g)	Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using the weighted-average method.

The Group estimates excess and slow moving inventory based upon assumptions of future demands and market conditions. If actual market conditions are less favorable than projected by management, additional inventory write-downs may be required.

(h)	Project assets

Project assets consist primarily of costs relating to solar power projects in various stages of development that are capitalized prior to the sale of the solar power project. These costs include modules and development costs.

Project assets consisted of the following at December 31, 2011:

Years ended December 31,
2011
Project assets – Module cost	$3,643,086
Project assets – Development	$5,560,850
Total	$9,203,936

The Group reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. In determining whether or not the project assets are recoverable, the Company considers a number of factors, including changes in environmental, ecological, permitting, or regulatory conditions that affect the project. Such changes may cause the cost of the project to increase or the selling price of the project to decrease.

(i)	Property, plant and equipment

Property, plant and equipment are recorded at cost less accumulated depreciation and amortization. Depreciation and amortization are provided on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Machinery	10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years
Leasehold improvements	over the shorter of the lease term
or their estimated useful lives

Costs incurred in constructing new facilities, including progress payments and other costs related to construction, are capitalized and transferred to property, plant and equipment on completion, at which time depreciation commences. Interest cost incurred and capitalized in respect of construction of new facilities amounted to $1,074,430, $115,748 and $1,290,561 for the years ended December 31, 2009, 2010 and 2011, respectively.

(j)	Prepaid land use rights

Prepaid land use rights are recorded at cost and are charged to income statement ratably over 50 years, according to the term of the land use right agreement.

(k)	Intangible assets, net

Intangible assets consist primarily of customer relationships acquired in business combinations and are amortized on a straight line basis. Intangible assets acquired through business combinations are recognized as assets separate from goodwill if they satisfy either the “contractual-legal” or “separability” criterion. Intangible assets are recognized and measured at fair value upon acquisition.

(l)	Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the identifiable assets less liabilities acquired. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate that it might be impaired. The Group completes a two-step goodwill impairment test. The first step compares the fair value of each reporting unit to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill is not considered to be impaired and the second step will not be required. If the carrying amount of a reporting unit exceeds its fair value, the second step compares the implied fair value of goodwill to the carrying value of a reporting unit’s goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill. Management performs its annual goodwill impairment in November.

In 2011, the Group fully impaired the goodwill of $14.8 million based on the annual goodwill impairment test results. No impairment of goodwill was recorded in 2009 or 2010.

(m)	Impairment of long-lived assets

The Group evaluates its long-lived assets and finite lived intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. When these events occur, the Group measures impairment by comparing the carrying amount of the assets to future undiscounted net cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Group would recognize an impairment loss equal to the excess of the carrying amount over the fair value of the assets.

The Group identified certain long-lived assets that were no longer actively used due to obsolete technology or poor physical conditions as of December 31, 2009. Such assets were determined to be impaired, and an impairment charge of $824,676 was recorded in general and administrative expenses in the consolidated statement of operations. There was no impairment charge recognized during the years ended December 31, 2010 or 2011.

(n)	Derivative financial instruments

The Group enters into certain long-term supply contracts that may contain embedded derivatives that need to be bifurcated if the terms of the contracts are neither denominated in the functional/local currency of either of the contracted parties nor in the currency such goods are routinely denominated in international commerce. The Group accounts for such embedded derivatives at fair value and records the change in the statement of operations.

The Group entered into certain foreign exchange forward contracts to protect against volatility of future cash flows caused by the changes in foreign exchange rates associated with sales contracts denominated in Euro or U.S. dollar. The Group recognizes all derivative instruments as either assets or liabilities at fair value in the consolidated balance sheets. The derivatives do not qualify for hedge accounting and, as a result, the changes in fair value of the derivatives are recognized in the statement of operations.

(o)	Income taxes

Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits by applying enacted tax rates applicable to future years. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

(p)	Revenue recognition

Sales of solar cells and modules are recorded when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is reasonably assured. Delivery is considered to have occurred when the risks, rewards and ownership of the products are transferred from the Group to its customers. The majority of the Group’s sales contracts include the shipping terms Free on Board ("FOB") and Cost, Insurance and Freight ("CIF"). Based on the nature of these shipping terms, the Group’s obligation to deliver has been fulfilled when the goods pass over the ship's rail at the named port of shipment which is specified in each contract.

Customers do not have any general rights of return, but may be allowed to exchange for goods that are not defective for a 30 to 45 day period. The Group has recorded the estimated replacement costs, which have been immaterial for all periods, in cost of revenue upon recognition of revenue. A portion of the Group's sales to domestic customers require the customers to prepay before delivery has occurred. Such prepayments are recorded as advances from customers in the consolidated balance sheets until delivery has occurred. A majority of the Group’s contracts with overseas customers are written such that the customer takes title and assumes the risks and rewards of ownership of the products upon shipment. Accordingly, the Group recognizes revenue upon documentary evidence of shipment, assuming all other criteria have been met.

(q)	Buy-and-sell arrangements

In 2009 and 2010, the Group enters into arrangements wherein the Group purchases raw material silicon wafers and sells poly silicon or solar cells to the same counterparties. These arrangements are to maintain the quantity and quality of our silicon wafer supply, which are a key input into the production of solar cells.

In 2011, the Group entered into an arrangement whereby the Group sells solar wafers or solar cells, to a third party, and purchases finished goods, including solar cells or solar modules from this third party. The group entered into this transaction in order to ensure the quality of the finished goods it was purchasing.

Based on the substance of the arrangements, the Group records such transactions at the market value.

Transactions under buy-and-sell arrangement are as follows:

	Years ended December 31,
	2009	2010	2011
	$	$	$
Sell:
Polysilicon	17,253,185	12,962,514	-
Solar wafer	-	-	1,126,939
Solar cell.	-	1,078,520	2,409,196
Purchase:
Solar wafer	69,823,276	62,506,786	-
Solar cell	-	-	6,562,641
Solar module	-	-	12,523,974

(r)	Cost of revenue

Cost of revenue includes production and indirect costs, as well as warranty costs.

(s)	Research and development

Research and development costs are expensed when incurred.

(t)	Advertising expenses

Advertising costs are expensed as incurred. The Group incurred advertising costs amounting to $425,750, $795,162 and $1,756,612 for the years ended December 31, 2009, 2010 and 2011, respectively.

(u)	Shipping and handling cost

Shipping and handling cost for products sold are expensed as incurred and included in sales and marketing expense. The Group incurred shipping and handling cost amounting to $395,420, $1,109,010 and $4,172,910 for the years ended December 31, 2009, 2010 and 2011, respectively.

(v)	Warranty cost

Solar modules are typically sold with up to 25 year warranty against specified declines in the initial minimum power generation capacity at the time of sale. In addition, the Group provided warranty for solar modules against defects in materials and workmanship for a period of five years or ten years from the date of sale.

The Group currently accrues for all product warranties on a cumulative basis, based on its best estimate to date. The Group estimates the cost of warranties to be approximately 1.0% of solar module sales and include that amount in cost of revenues. The Group make such estimate based on a number of factors including; i) the nature of the warranties provided, which are consistent with industry practice, ii) actual claim expenses incurred, iii) internal testing results, and iv) other assumptions that affect estimates of warranty costs, including industry data for warranty claim activities and academic research. The Group acknowledges that such estimates require significant judgment and the Group will continue to analyze its claim history, academic research and internal testing results and the performance of its products compared to the Company's competitors in determining the adequacy of warranty accruals. An increase or decrease of 0.1% accrual rate, applicable to sales of solar module, would have resulted in a corresponding increase or decrease in warranty expense of $0.6 million for the year ended December 31, 2011.

The movement of the Group's accrued warranty costs is summarized below:

	Years ended December 31,
	2009	2010	2011
	$	$	$
Beginning balance	363,664	513,459	8,630,604
Increase due to acquisition of SST & NRE	-	6,376,107	-
Addition	149,795	1,741,038	6,233,291
Claimed	-	-	(100,574)
Ending balance	513,459	8,630,604	14,763,321

(w)	Government grants

Government grants are recognized when received and all the conditions for their receipt have been met. Government grants are recognized as income in the period in which the related expenditures are recorded. Capital grants for the acquisition of equipment are recorded as a liability until earned and then offset against the related capital assets.

(x)	Foreign currency translation

The functional and reporting currency of the Company is the United States dollar (“US dollar”). Monetary assets and liabilities denominated in currencies other than the US dollar are translated into US dollar at the rates of exchange in effect at the balance sheet dates. Transactions dominated in currencies other than the US dollar during the year are converted into US dollar at the applicable rates of exchange prevailing when the transactions occur. Transaction gains and losses are recorded in the statements of operations.

The financial records of the Group’s subsidiaries are maintained in their local currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenue, expenses, gains and losses are translated at the average rate for the period. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income in the statements of equity.

(y)	Comprehensive income (loss)

Comprehensive income (loss) includes all changes in equity except those resulting from investments by owners and distributions to owners and is comprised of net income (loss) and foreign currency translation adjustments.

(z)	Foreign currency risk

The functional currency of the Group’s subsidiaries which operate in the PRC is Renminbi (“RMB”). The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Group's aggregate amount of cash and cash equivalents and restricted cash denominated in RMB amounted to USD equivalent of $153,240,564 and $182,448,391 at December 31, 2010 and 2011, respectively.

(aa)	Concentration of credit risk

Financial instruments that potentially expose the Group to significant concentrations of credit risk consist principally of cash and cash equivalents, accounts receivable and advance to suppliers. The Group places its cash and cash equivalents with financial institutions with high-credit ratings and quality.

The Group performs ongoing credit evaluations of customers and suppliers and generally does not require collateral or other security from its customers. The Group establishes an allowance for doubtful accounts primarily based upon the age of the receivables and advances and factors surrounding the credit risk of specific customers and suppliers.

	Years ended December 31,
	2009	2010	2011
	$	$	$

Opening balance	(1,105,733)	(7,386,030)	(3,213,378)
Addition due to acquisition	-	(374,776)	-
(Addition)/reversal	(7,332,039)	(1,240,666)	(12,267,390)
Write-off	1,081,363	5,996,375	86,052
Effect of exchange rate change in foreign currency	(29,621)	(208,281)	(475,178)
Ending balance	(7,386,030)	(3,213,378)	(15,869,894)

Details of the non-related customers accounting for 10% or more of total revenue are as follows:

Name of Customer	Years ended December 31,
	2009	2010	2011

Company A	11%	*	*

* Less than 10%

Accounts receivable from customers accounting for 10% or more of total gross accounts receivable are as follows:

Name of Customer	At December 31,
	2010	2011

Company A	21%	*
Company B	13%	*
Company C	*	13%
Company D	*	10%

* Less than 10%

(bb)	Net income (loss) per share

Basic income (loss) per share is computed by dividing income (loss) attributable to holders of ordinary shares by the weighted-average number of ordinary shares outstanding during the year. Diluted income (loss) per ordinary share reflects the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised or converted into ordinary shares. Generally, ordinary share equivalents are excluded from the computation in loss periods as their effects would be anti-dilutive.

For the years ended December 31, 2009, 2010 and 2011, the Group had securities which could potentially dilute basic earnings per share in the future, but which were excluded from the computation of diluted earnings (loss) per share as their effects would have been anti-dilutive. Such outstanding securities consist of the following:

	Years ended December 31,
	2009	2010	2011
Outstanding options and restricted shares	2,408,172	965,214	676,744
Assumed conversion of convertible senior notes	21,463,411	-	13,414,632
Total	23,871,583	965,214	14,091,376

The following table sets forth the computation of basic and diluted income per share for the periods indicated:

	Years ended December 31,
	2009	2010	2011
Net income (loss) attributable to ordinary shareholders- for the calculation of basic income (loss) per share	$(10,269,347)	$51,734,255	$(94,262,695)
Interest expense of convertible senior notes	$-	$3,090,395	$-

Net income (loss) attributable to ordinary shareholders- for the calculation of diluted income (loss) per share	$(10,269,347)	$54,824,650	$(94,292,695)

Weighted–average ordinary shares outstanding- for the calculation of basic income (loss) per share	239,366,840	240,545,811	240,701,253
Assumed conversion of convertible senior bonds	-	21,463,412	-

Weighted–average ordinary shares outstanding- for the calculation of diluted income (loss) per share	239,366,840	262,009,223	240,701,253

Net income (loss) per share:
Basic	$(0.04)	$0.22	$(0.39)
Diluted	$(0.04)	$0.21	$(0.39)

(cc)	Share-based compensation

The Group recognizes the services received in exchange for awards of equity instruments based on the grant-date fair value of the award as determined by the Binomial option pricing model, net of estimated forfeitures. The estimated compensation cost is recognized using the straight-line method over the period the recipient is required to provide services per the conditions of the award. See Note 16, “Share Based Compensation”, for further details.

(dd)	Recently issued accounting pronouncements

In May 2011, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update ("ASU") 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 amended the FASB Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820") to converge the fair value measurement guidance in U.S. generally accepted accounting principles ("GAAP") and International Financial Reporting Standards ("IFRSs"). Some of the amendments clarify the application of existing fair value measurement requirements, while other amendments change particular principles in ASC 820. In addition, ASU 2011-04 requires additional fair value disclosures. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and should be applied prospectively. The Group does not expect that ASU 2011-04 will have a significant impact on its consolidated results of operations or financial position.

In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income ("ASU 2011-05"). ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity and requires an entity to present items of net income, other comprehensive income and total comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued ASU 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 ("ASU 2011-12"). ASU 2011-12 defers the effective date of the changes in ASU 2011-05 that relate to the presentation of reclassification adjustments for each component of other comprehensive income in both net income and other comprehensive income. The amendments in the ASU's do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. ASU 2011-05 and ASU 2011-12 are both effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and must be applied retrospectively. The Group will be required to adopt ASU 2011-05 and ASU 2011-12 no later than the quarter beginning January 1, 2012. As the ASUs require additional presentation only, there will be no impact to the Group's consolidated results of operations or financial position.

In September 2011, the FASB issued ASU No. 2011-08, Intangibles-Goodwill and Other (Topic 350): Testing Goodwill for Impairment ("ASU 2011-08"). ASU 2011-08 gives an entity the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. Previous guidance required an entity to test goodwill for impairment by first comparing the fair value of a reporting unit with its carrying amount. ASU 2011-08 is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Group will be required to adopt ASU 2011-08 as of January 1, 2012 and does not expect that ASU 2011-08 will have a significant impact on its consolidated results of operations or financial position.